SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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

[Central Bancorp Logo]

                               September 20, 2002

                          ISS RECOMMENDS A VOTE ON THE
                    WHITE PROXY CARD FOR THE BOARD'S NOMINEES
                    -----

Dear Fellow Stockholder:

     Institutional Shareholder Services, Inc., widely recognized as the leading independent proxy advisory firm in the nation has recommended a vote on the WHITE proxy card FOR the Board's nominees, Marat Santini, John Gilgun and Paul Bulman rather than for PL Capital's nominees.

     o    ISS RECOGNIZED THE QUALIFICATIONS OF OUR NOMINEES:

     "[I]t is essential that the company have board members that understand the community in which they are serving."

     O    ISS RECOGNIZED OUR SUPERIOR PERFORMANCE:

     "A major issue raised by the dissidents is the Company's ability to survive in a competitive landscape. However, the Company's overall performance especially over the last year seems to refute these claims."

     O    ISS RECOGNIZED YOUR BOARD'S LEADERSHIP:

     "Despite an economic  downturn over the last two years,  shareholders  have
     not  suffered  but  have  in  fact  thrived  under  the   incumbent   board
     leadership."

     Your Board and Management are extremely pleased that ISS has given its support to our nominees. ISS listened to both sides and concluded that its institutional investor clients should vote for the Board's nominees. ISS' recommendation should be considered by any stockholder looking for the judgment of a knowledgeable, neutral party to guide their vote.

     Please vote for the Board's three nominees on the WHITE proxy card today! DO NOT RETURN PL CAPITAL'S GREEN PROXY CARD. USE ONLY THE BOARD'S WHITE PROXY
   ---
CARD! A "WITHHOLD AUTHORITY" vote on the PL Capital Group's Green proxy card is not a vote for the Board's nominees. If you voted on a Green proxy card BUT WISH TO SUPPORT YOUR COMPANY'S NOMINEES, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided as soon as possible.

                                              Sincerely,

                                              /s/ John D. Doherty

                                              John D. Doherty

                             YOUR VOTE IS IMPORTANT

1. The Board of Directors urges you to DISCARD the GREEN proxy card recently sent to you by the PL Capital Group. A "WITHHOLD AUTHORITY" vote on the PL Capital Group's Green proxy card is not a vote for the Board's nominees. To vote FOR your Company's nominees you MUST execute a WHITE proxy card.
2. If you voted on a Green proxy card BUT WISH TO SUPPORT YOUR COMPANY'S NOMINEES, please sign, date and mail the enclosed WHITE proxy card in the postage-paid envelope provided as soon as possible.
3. Remember - ONLY YOUR LATEST DATED PROXY WILL DETERMINE HOW YOUR SHARES ARE TO BE VOTED AT THE MEETING.
4. If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct them to vote your shares for your Company's nominees on the WHITE proxy card.
5. For assistance in voting your shares, or for further information, please contact our proxy solicitor:


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